MERRILL LYNCH
AMERICAS INCOME
FUND, INC.




FUND LOGO




Quarterly Report

March 31, 1999



The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares willfluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH AMERICAS INCOME FUND, INC.



The Benefits and
Risks of
Leveraging


The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.



Officers and
Directors


Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Romualdo Roldan, Vice President
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary


Gerald M. Richard, Treasurer of Merrill Lynch Americas Income Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Americas Income Fund, Inc., March 31, 1999


DEAR SHAREHOLDER


By March 31, 1999, investor sentiment turned sharply positive, reflecting the view that systemic risks have declined after the Brazilian devaluation in January, and that Brazil is staging a significant turnaround on several fronts. In addition, Russian economic worries were contained, there were signs of an incipient recovery in some of the Asian economies, and the sharp recovery in oil prices from year-end lows created a financial windfall for several key emerging economies. This situation translated into strong positive results for emerging markets bonds for the quarter ended March 31, 1999. The yield spread between the unmanaged J.P. Morgan Emerging Markets Bond Index (EMBI+) and US Treasury securities widened from 1,122 basis points (11.22%) on December 31, 1998 to 1,522 basis points on the January 14 aftermath of the Brazilian devaluation, and compressed to 1,030 basis points on March 31, 1999.

For the quarter ended March 31, 1999, Merrill Lynch Americas Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +6.85%, +6.67%, +6.65% and +6.99%, respectively, compared to a total return of +5.30% for the unmanaged EMBI+. (Results shown do not reflect sales charges; results shown would be lower if a sales charge was included.) During the quarter ended March 31, 1999, the Fund's performance was aided by an early overweighted position in Brazil after the real devaluation, an elimination of our US high yield positions, and a reduction in the Fund's levels of uninvested cash. By quarter-end, the Fund's major country allocations were:
Argentina, 17.4% of net assets; Brazil, 33.4%; and Mexico, 23.2%.

The Brazilian devaluation in mid-January 1999, coming only five months after the Russian devaluation and local debt default, was seen by investors as another casualty of an inexorable financial contagion that would sooner or later involve every emerging market economy. Instead, currency disruptions and interest rates spikes were short lived almost everywhere. Investor reaction indicated that those risks are being judged as negligible, and that other economies, hardened by conservative fiscal policies and high real interest rates, were unlikely to suffer disabling capital flight and lack of investor confidence. For example, Argentina and Mexico saw their reserves increasing instead of decreasing, and their interest rates continued to decline, after a short spike, under the weight of declining internal inflation and sharp economic slowdown. The Mexican peso is now at its strongest level since the 1995 Mexican crisis, and the Argentinian peso convertibility regime continues unchallenged.

Brazilian policymakers reacted quickly and efficiently to the foreign currency dislocation. The fiscal conflict with dissenting states, which precipitated the crisis, was defused in short order, and the Brazilian congress passed the pending fiscal austerity legislation, paving the way for the renewal of International Monetary Fund (IMF) and Group of Seven Industrialized Nations (G-7) financial assistance. The real appreciated significantly from its low on March 3, 1999 of $2.15 per US dollar, and short-term interest rates, set initially at 45%, allowed the continued rollover of the local currency debt. The inflationary consequences of the devaluation were muted and well below market expectations, reflecting the sharp recession that the economy has been experiencing since the last quarter in 1998. Skillful foreign exchange intervention and public debt refunding by economic authorities reinforced lower inflation and interest rate expectations, which are critically important to keep the fiscal debt burden under control. These positive dynamics provided a needed respite to evaluate the implementation of the vital fiscal austerity effort.

Emerging markets bonds were also buoyed by the quick recovery in South Korea, where economic activity provided some vitality and whose balance of payments and foreign reserve gains warranted a reinstatement of its early investment grade status. Other Asian economies, such as Japan, also showed signs of stability, if not outright economic gains, which may contribute in the future to a more dynamic international economic environment where commodity prices could recover. In the March quarter, oil prices benefited from some demand recovery and the threat of lower production by the main oil producing nations. The price consequences thus far have been dramatic. West Texas Intermediate crude oil prices reached a low of $11.64 per barrel on February 16, 1999 and have since increased to $16.76 per barrel by quarter end, a 44% recovery. Should oil prices during 1999 remain at current levels, or at least average current market expectations, the financial outlook of several countries, among them Mexico and Venezuela, will be considerably better than what was expected at the beginning of the year. In Venezuela, spot prices for oil reached $13.40 per barrel by March 31, 1999, up from below $9 per barrel at the beginning of the year. Considering that every $1 per barrel of the Venezuela oil mix represents approximately 0.85% of gross domestic product in extra fiscal revenues, the conclusion is that if prices were to remain close to these levels for the remainder of the year, Venezuela's external finance needs will be met.

Ecuador, where oil remains a major contributor to its balance of payments, will no doubt benefit from the current oil price trend. However, in many other ways, Ecuador remains a painful exception to the almost generalized picture of continued structural reforms and steady fundamental improvements that characterizes most Latin American sovereign creditors. Intractable political make-up is at the root of continued failure to pursue bare minimum state and economic governance. Thus, currency weakness, the collapse of its banking sector, and political upheaval led us to eliminate our exposure to Ecuador.


In Conclusion
While we believe that emerging market risks have not evaporated, we believe that the benign investment climate will continue in the short term on the strength of the trends already in place and from better underlying fundamentals in emerging markets. Potential for further price appreciation exists if the perception of risk in the asset class declines and cross-over buyers enter the market in greater numbers. We believe that consolidation of those gains and a return to spreads existing prior to the advent of the Asian crisis will be dependent on the following developments. First, we will look for verification that positive growth trends in the world economy have reasserted themselves, facilitating commodity price increases and growing markets for third world exports. Second, Brazil must find a permanent solution of its endemic fiscal problems. Third, the economic recovery in emerging Asia and Japan needs to continue. In the near term, we will closely monitor the potential threat of deflation and worldwide excess capacity, which could become the source of another bout of contagion or economic ills, compromising emerging markets' credit standing.

We thank you for your investment in Merrill Lynch Americas Income
Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Aldo Roldan)
Aldo Roldan
Vice President and Portfolio Manager



May 14, 1999




After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Americas Income Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.



Merrill Lynch Americas Income Fund, Inc., March 31, 1999


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligi-ble investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                        -35.53%        -38.11%
Inception (10/21/94) through 3/31/99      + 2.74         + 1.80

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/99                        -35.96%        -38.26%
Five Years Ended 3/31/99                  + 2.41         + 2.41
Inception (8/27/93) through 3/31/99       + 1.42         + 1.42

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/99                        -36.00%        -36.57%
Inception (10/21/94) through 3/31/99      + 1.86         + 1.86

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                        -35.54%        -38.12%
Five Years Ended 3/31/99                  + 2.93         + 2.09
Inception (8/27/93) through 3/31/99       + 1.95         + 1.20

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                                                                 Standardized
                                                    12 Month      3 Month    Since Inception     30-Day Yield
                                                  Total Return  Total Return   Total Return     As of 3/31/99
ML Americas Income Fund Class A Shares               -35.53%        +6.85%        +12.75%           8.54%
ML Americas Income Fund Class B Shares               -35.96         +6.67         + 8.19            8.12
ML Americas Income Fund Class C Shares               -36.00         +6.65         + 8.53            8.06
ML Americas Income Fund Class D Shares               -35.54         +6.99         +11.37            8.30

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are Class A & Class C Shares, from 10/21/94 to 3/31/99 and Class B & Class D Shares, from 8/27/93 to 3/31/99.

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                    Face                                      Interest    Maturity               Percent of
COUNTRY       Industry             Amount            Bonds                      Rate        Date       Value     Net Assets
Argentina     Industrials     US$ 2,000,000   Perez Companc SA                  8.125%    7/15/2007   $  1,780,000     4.7%

              Sovereign           1,025,000   Republic of Argentina             9.75      9/19/2027        852,031     2.2
              Government
              Obligations

              Telecommunications  1,900,000   Telefonica de Argentina           9.125     5/07/2008      1,790,750     4.7

                                              Total Bonds in Argentina
                                              (Cost--$4,258,625)                                         4,422,781    11.6

Brazil        Metals              2,200,000   CSN Iron SA                       9.125     6/01/2007      1,694,000     4.4

              Sovereign             750,000   Republic of Brazil                9.375     4/07/2008        574,687     1.5
              Government
              Obligations

              Utilities--         1,900,000   Cent Electrobras Brasileiras SA  10.00      7/06/2004      1,748,000     4.6
              Electric            2,200,000   Companie Paranaense de Energy     9.75      5/02/2005      1,826,000     4.8
                                                                                                      ------------   ------
                                                                                                         3,574,000     9.4

                                              Total Bonds in Brazil
                                              (Cost--$5,697,750)                                         5,842,687    15.3

Mexico        Broadcasting--      1,000,000   Grupo Televisa, SA de CV (d)     11.72      5/15/2008        835,000     2.2
              Radio & Television

              Industrials           900,000   Cemex SA                         12.75      7/15/2006      1,020,375     2.7
                                  2,000,000   Petroleos Mexicanos               8.85      9/15/2007      1,845,000     4.8
                                                                                                      ------------   ------
                                                                                                         2,865,375     7.5

              Sovereign           1,150,000   United Mexican States            11.50      5/15/2026      1,280,813     3.4
              Government
              Obligations

                                              Total Bonds in Mexico
                                              (Cost--$4,798,360)                                         4,981,188    13.1


Merrill Lynch Americas Income Fund, Inc., March 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                                    Face                                       Interest   Maturity                Percent of
COUNTRY       Industry             Amount           Bonds                        Rate       Date        Value     Net Assets
Panama        Sovereign       US$   630,000   Republic of Panama                8.875%    9/30/2027   $    582,750     1.5%
              Government
              Obligations
                                              Total Bonds in Panama
                                              (Cost--$573,300)                                             582,750     1.5

Poland        Telecommunications  1,500,000   TPSA Finance BV                   7.75     12/10/2008      1,462,538     3.8

                                              Total Bonds in Poland
                                              (Cost--$1,489,230)                                         1,462,538     3.8

Russia        Financial           2,000,000   SBS-AGRO Finance BV (a)          10.25      7/21/2000         20,000     0.1
              Services

              Sovereign           1,034,335   Vnesheconombank, Interest
              Government                      Accrual Note (a)(c)               5.969    12/15/2015         82,747     0.2
              Obligations

                                              Total Bonds in Russia
                                              (Cost--$2,442,214)                                           102,747     0.3

Venezuela     Sovereign             750,000   Republic of Venezuela            13.625     8/15/2018        611,250     1.6
              Government          2,370,000   Republic of Venezuela (b)         9.25      9/15/2027      1,463,475     3.8
              Obligations

                                              Total Bonds in Venezuela
                                              (Cost--$2,042,450)                                         2,074,725     5.4

                                              Total Investments in Bonds
                                              (Cost--$21,301,929)                                       19,469,416    51.0

                                                     Brady Bonds*

Argentina     Sovereign           3,200,000   Republic of Argentina,
              Government                      Par 'L' (b)                       6.00      3/31/2023      2,224,000     5.8
              Obligations

                                              Total Brady Bonds in Argentina
                                              (Cost--$2,145,846)                                         2,224,000     5.8

Brazil        Sovereign           3,000,000   Brazil NMB (c)                    6.188     4/15/2009      1,893,750     5.0
              Government          4,710,480   Republic of Brazil 'C' (c)        8.00      4/15/2014      2,982,323     7.8
              Obligations           750,000   Republic of Brazil, Discount (c)  6.125     4/15/2024        451,875     1.2
                                  2,160,000   Republic of Brazil 'EI' (c)       6.125     4/15/2006      1,571,400     4.1

                                              Total Brady Bonds in Brazil
                                              (Cost--$6,084,012)                                         6,899,348    18.1

Bulgaria      Sovereign             760,000   Republic of Bulgaria,
              Government                      Discount 'A' (c)                  5.875     7/28/2024        511,100     1.4
              Obligations           760,000   Republic of Bulgaria,
                                              Front-Loaded Interest Rate
                                              Reduction Bonds (c)               2.50      7/28/2012        432,250     1.1
                                    700,000   Republic of Bulgaria,
                                              Interest Arrears Bond (c)         5.875     7/28/2011        463,750     1.2

                                              Total Brady Bonds in Bulgaria
                                              (Cost--$1,412,035)                                         1,407,100     3.7

Mexico        Sovereign           2,500,000   United Mexican States 'W-A'       6.25     12/31/2019      1,965,625     5.2
              Government          2,380,000   United Mexican States 'W-B'       6.25     12/31/2019      1,871,275     4.9
              Obligations
                                              Total Brady Bonds in Mexico
                                              (Cost--$3,567,000)                                         3,836,900    10.1

Panama        Sovereign             500,000   Republic of Panama, Interest
              Government                      Reduction Bonds (c)               4.00      7/17/2014        393,437     1.0
              Obligations

                                              Total Brady Bonds in Panama
                                              (Cost--$355,000)                                             393,437     1.0

Peru          Sovereign           1,220,000   Republic of Peru, Front-Loaded
              Government                      Interest Rate Reduction
              Obligations                     Bonds (c)                         3.75      3/07/2017        722,850     1.9
                                    800,000   Republic of Peru, Past Due
                                              Interest (c)                      4.50      3/07/2017        507,200     1.3

                                              Total Brady Bonds in Peru
                                              (Cost--$1,170,294)                                         1,230,050     3.2

Poland        Sovereign             700,000   Republic of Poland, Par           3.00     10/27/2024        455,000     1.2
              Government
              Obligations

                                              Total Brady Bonds in Poland
                                              (Cost--$466,781)                                             455,000     1.2

Venezuela     Sovereign           1,499,995   Republic of Venezuela, DCB (c)    5.938    12/18/2007      1,051,871     2.8
              Government
              Obligations
                                              Total Brady Bonds in Venezuela
                                              (Cost--$942,586)                                           1,051,871     2.8

                                              Total Investments in Brady Bonds
                                              (Cost--$16,143,554)                                       17,497,706    45.9

                                                   Short-Term Securities

United        US Government       3,910,000   Federal Home Loan Mortgage
States        Agency                          Corporation                       4.82      4/01/1999      3,910,000    10.2
              Obligations**

                                              Total Investments in
                                              Short-Term Securities (Cost--$3,910,000)                   3,910,000    10.2

              Total Investments (Cost--$41,355,483)                                                     40,877,122   107.1

              Liabilities in Excess of Other Assets                                                     (2,722,256)   (7.1)
                                                                                                     -------------   ------
              Net Assets                                                                             $  38,154,866   100.0%
                                                                                                     =============   ======


              Net Asset Value:    Class A--Based on net assets of $1,626,682 and
                                           279,893 shares outstanding                                $        5.81
                                                                                                     =============
                                  Class B--Based on net assets of $29,820,014 and
                                           5,142,882 shares outstanding                              $        5.80
                                                                                                     =============
                                  Class C--Based on net assets of $1,336,020 and
                                           230,431 shares outstanding                                $        5.80
                                                                                                     =============
                                  Class D--Based on net assets of $5,372,150 and
                                           927,024 shares outstanding                                $        5.80
                                                                                                     =============


             *Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
            **Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
           (a)Due to uncertainty of financial and economic conditions in Russia, effective September 29, 1998, interest accrual ceased.
           (b)Represents a pay-in-kind security which may pay interest in additional face amount.
           (c)Floating Rate Note.
           (d)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.